Exhibit 99.2

SemGroup Corporation Announces Closing of Acquisition of Rose Rock Midstream, L.P.

Tulsa, Okla. – Sept. 30, 2016 –SemGroup® Corporation (NYSE:SEMG) today announced that it has completed the acquisition of all of the outstanding common units of Rose Rock Midstream®, L.P. (NYSE:RRMS) not already owned by the company.

“SemGroup’s shareholders showed resounding support for this important transaction, which simplifies our corporate capital structure and provides the financial flexibility to execute on our strategic growth plan,” said Carlin Conner, president and chief executive officer of SemGroup. “This business combination provides immediate benefits to our investors and expected dividend growth beyond 2016 as we position for long-term value creation.”

About SemGroup

Based in Tulsa, Okla., SemGroup® Corporation is a publicly traded midstream service company providing the energy industry the means to move products from the wellhead to the wholesale marketplace. SemGroup provides diversified services for end users and consumers of crude oil, natural gas, natural gas liquids, refined products and asphalt. Services include purchasing, selling, processing, transporting, terminalling and storing energy.

SemGroup uses its Investor Relations website and social media outlets as channels of distribution of material company information. Such information is routinely posted and accessible on our Investor Relations website at www.semgroupcorp.com, our Twitter account and LinkedIn account.

Forward-Looking Statements

All statements, other than statements of historical fact, included in this press release including the prospects of our industry, our anticipated financial performance, our anticipated annual dividend growth rate, management’s plans and objectives for future operations, planned capital expenditures, business prospects, outcome of regulatory proceedings, market conditions and other matters, may constitute forward-looking statements. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that these expectations will prove to be correct. These forward-looking statements are subject to certain known and unknown risks and uncertainties, as well as assumptions that could cause actual results to differ materially from those reflected in these forward-looking statements. Factors that might cause actual results to differ include, but are not limited to the benefits of the transaction pursuant to which we acquired all of the outstanding common units of our subsidiary, Rose Rock Midstream, L.P., not already owned by us; our ability to generate sufficient cash flow from operations to enable us to pay our debt obligations and our current and expected dividends or to fund our other liquidity needs; any sustained reduction in demand for, or supply of, the petroleum products we gather, transport, process, market and store; the effect of our debt level on our future financial and operating flexibility, including our ability to obtain additional capital on terms that are favorable to us; our ability to access the debt and equity markets, which will depend on general market conditions and the credit ratings for our debt obligations and equity; the loss of, or a material nonpayment or nonperformance by, any of our key customers; the amount of cash distributions, capital requirements and performance of our investments and joint ventures; the amount of collateral required to be posted from time to time in our purchase, sale or derivative transactions; the impact of operational and developmental hazards and unforeseen interruptions; our ability to obtain new sources of supply of petroleum products; competition from other midstream energy companies; our ability to comply with the covenants contained in our credit agreements and the indentures governing our senior notes, including requirements under our credit agreements to maintain certain financial ratios; our ability to renew or replace expiring storage, transportation and related contracts; the overall forward markets for crude oil, natural gas and natural gas liquids; the possibility that the construction or acquisition of new assets may not result in the corresponding anticipated revenue increases; changes in currency exchange rates; weather and other natural phenomena, including climate conditions; a cyber attack involving our information systems and related infrastructure, or that of our business associates; the risks and uncertainties of doing business outside of the U.S., including political and economic instability and changes in local governmental laws, regulations and policies; costs of, or changes in, laws and regulations and our failure to comply with new or existing laws or regulations, particularly with regard to taxes, safety and protection of the environment; the possibility that our hedging activities may result in losses or may have a negative impact on our financial results; general economic, market and business conditions; as well as other risk factors discussed from time to time in each of our documents and reports filed with the SEC.

Readers are cautioned not to place undue reliance on any forward-looking statements contained in this press release, which reflect management’s opinions only as of the date hereof. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to any forward-looking statements.

Contacts:

Investor Relations:

Alisa Perkins

918-524-8081

investor.relations@semgroupcorp.com

Media:

Kiley Roberson

918-524-8594

kroberson@semgroupcorp.com